UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

 (Amendment No. 2)

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Current Report

Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

MAY 14, 2021

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EMPIRE PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	001-16653	73-1238709
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2200 S. Utica Place, Suite 150, Tulsa, OK 74114

(Address of Principal Executive Offices)       (Zip Code)

Registrant’s telephone number, including area code:   (539) 444-8002

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	EMPR	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On May 17, 2021, Empire Petroleum Corporation (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K, dated May 14, 2021 (the “Initial Form 8-K”), to report that Empire New Mexico LLC, a Delaware limited liability company, which is a wholly owned subsidiary of the Company and doing business as Green Tree New Mexico, acquired certain oil and gas properties in New Mexico comprising of 702 gross wells and approximately 47,200 gross acres (40,580 net acres) in Lea County (the “XTO Properties”), from XTO Holdings, LLC, a subsidiary of ExxonMobil (the “XTO Acquisition”).

On July 30, 2021, the Company amended Item 9.01 of the Initial Form 8-K (the “Amended Form 8-K/A”) to present certain financial statements of the XTO Properties and to present certain unaudited pro forma financial statements of the Company in connection with the XTO Acquisition.

This Current Report on Form 8-K/A amends Exhibits 99.1 and 99.2 filed under Item 9.01 of the Amended Form 8-K/A to (a) change the references to MMBOE to MBOE and the definition of MBBLs to thousand barrels of oil in Note 6 – Supplemental Oil and Gas Reserve Information – Unaudited in Exhibit 99.1 and (b) primarily disclose that certain Transaction Accounting Adjustments relating to the financing of the XTO Acquisition in Exhibit 99.2 involved a related party.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Filed as Exhibit 99.1 to this Current Report on Form 8-K/A, and incorporated herein by reference, are audited Statements of Revenues and Direct Operating Expenses of the XTO Properties for the years ended December 31, 2020 and 2019, and unaudited Statements of Revenues and Direct Operating Expenses of the XTO Properties for the three months ended March 31, 2021 and 2020.

(b)	Pro Forma Financial Information.

Filed as Exhibit 99.2 to this Current Report on Form 8-K/A, and incorporated herein by reference, are unaudited pro forma condensed combined financial statements of the Company as of and for the three months ended March 31, 2021, and for the year ended December 31, 2020, which have been prepared to give effect to the XTO Acquisition. These unaudited pro forma condensed combined financial statements are provided for illustrative purposes only and do not purport to represent what the Company’s actual results of operations or financial position would have been if the XTO Acquisition had occurred on the dates indicated, nor are they necessarily indicative of the Company’s future operating results or financial position.

(c)	Exhibits.

The following exhibits are filed herewith.

Exhibit Number	Description

2.1*	Purchase and Sale Agreement dated as of March 12, 2021, by and between Empire New Mexico LLC (d/b/a Green Tree New Mexico) and XTO Holdings, LLC.

99.1**	Statements of Revenues and Direct Operating Expenses of the XTO Properties.

99.2**	Unaudited Pro Forma Condensed Combined Financial Statements of the Company.

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* Previously filed with the Initial Form 8-K.

** Filed with this Current Report on Form 8-K/A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EMPIRE PETROLEUM CORPORATION
Date: August 23, 2021	By:	/s/ Michael R. Morrisett
Michael R. Morrisett President